UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2025

e.l.f. Beauty, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37873	46-4464131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

601 12th Street, 14th Floor
Oakland, CA 94607
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (510) 778-7787
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ELF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 21, 2025, e.l.f. Beauty, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 9, 2025 (the “Proxy Statement”). The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each proposal, the number of votes withheld with respect to each proposal (if applicable), the number of abstentions with respect to each proposal (if applicable) and the number of broker non-votes with respect to each proposal.
1.Election of Class III Directors. Each of the three nominees for Class III director was elected to serve as a Class III director until the Company’s 2028 annual meeting of stockholders, or until his or her respective successor has been elected and qualified or until his or her respective earlier death, resignation or removal. The voting results were as follows:

Name	For	Withheld	Broker Non-Votes
Tarang Amin	38,774,023	2,181,590	6,357,934
Chip Bergh	40,669,175	286,438	6,357,934
Lori Keith	30,219,603	10,736,010	6,357,934

2.Advisory Vote on Executive Compensation. The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
38,623,299	2,205,696	126,618	6,357,934

3.Ratification of the Appointment of the Independent Registered Public Accounting Firm. The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending March 31, 2026. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
46,833,206	348,450	131,891	0

Item 9.01	Exhibits.

(d)    Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

e.l.f. Beauty, Inc.

Date: August 26, 2025	By:	/s/ Scott Milsten
Scott Milsten
SVP, General Counsel & Chief People Officer